                             LETTER OF TRANSMITTAL
            TO ACCOMPANY SHARES OF 4.10% CUMULATIVE PREFERRED STOCK
                                       OF
                                 PG ENERGY INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 18, 1997

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
          TIME, ON FRIDAY, MAY 16, 1997, UNLESS THE OFFER IS EXTENDED.

            To: ChaseMellon Shareholder Services, L.L.C., Depositary

                By Mail:                         By Facsimile Transmission:              By Hand or Overnight Courier:
       Reorganization Department                       (201) 329-8936                      Reorganization Department
             P.O. Box 3301                                                                        120 Broadway
         South Hackensack, N.J.                                                                    13th Floor
                 07606                                                                         New York, NY 10271
                                                   Confirm by Telephone:
                                                       (201) 296-4209
                                                             or
                                                       (201) 296-4381


                        DESCRIPTION OF SHARES TENDERED

               NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                     SHARES TENDERED
       (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))                 (ATTACH ADDITIONAL LIST, IF NECESSARY)
                                                                                                         TOTAL NUMBER
                                                                                                          OF SHARES       NUMBER OF
                                                                                   CERTIFICATE          REPRESENTED BY      SHARES
                                                                                    NUMBER(S)*          CERTIFICATE(S)*   TENDERED**






                                                                                   TOTAL SHARES:


*  Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the Depository are being tendered. See Instruction 4.

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ('DTC') or Philadelphia Depository Trust Company ('PDTC') (hereinafter collectively referred to as the 'Book-Entry Transfer Facilities') pursuant to the procedures set forth in Section 6 of the Offer to Purchase (as defined below).

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 6 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY-TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution _____________________________

   Check Applicable Box:       / / DTC          / / PDTC

   Account No. _______________________________________________

   Transaction Code No. ______________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Stockholder(s) ______________________

    Date of Execution of Notice of Guaranteed Delivery _______

    Name of Institution that Guaranteed Delivery _____________

    If delivery is by book-entry transfer:
    Name of Tendering Institution ____________________________

    Account No. __________________at         / / DTC         / / PDTC

    Transaction Code No. _____________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to PG Energy Inc., a Pennsylvania corporation formerly known as Pennsylvania Gas and Water Company (the 'Company'), the above-described shares of its 4.10% Cumulative Preferred Stock, par value $100.00 per share, voluntary liquidation preference $105.50 per share, involuntary liquidation preference $100.00 per share (the 'Shares') pursuant to the Company's offer to purchase any and all of its outstanding Shares at a price per Share of $70.00, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 18, 1997 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the 'Offer').

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof after March 15, 1997 (collectively, 'Distributions')) and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares and all Distributions for registration and transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.


     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under 'Special Payment Instructions,' please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both 'Special Payment Instructions' and 'Special Delivery Instructions' are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the 'Special Payment Instructions,' to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 5, 6 AND 7)                                 (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if the check for the Purchase Price of   To be completed ONLY if the check for the Purchase Price of
Shares purchased and/or certificates for Shares not tendered  Shares purchased and/or certificates for Shares not tendered
or not purchased are to be issued in the name of someone      or not purchased are to be mailed to someone other than the
other than the undersigned.                                   undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Issue  / / check and/or  / / certificate(s) to:               Mail  / / check and/or  / / certificate(s) to:

____________________________________________________________  ____________________________________________________________
                            Name                                                          Name

____________________________________________________________  ____________________________________________________________
                      (Please Print)                                                (Please Print)

Address ____________________________________________________  Address ____________________________________________________

____________________________________________________________  ____________________________________________________________
                     (Include Zip Code)                                            (Include Zip Code)

____________________________________________________________
      (Taxpayer Identification or Social Security No.)

                              SOLICITED TENDERS
                             (SEE INSTRUCTION 10)

    The Company will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for each Share tendered and purchased pursuant to the Offer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: __________________________________________________________________
                                        (Please Print)

Name of Individual Broker or Financial Consultant:______________________________

Identification Number (if known):_______________________________________________

Address:________________________________________________________________________
                                  (Include Zip Code)

    The following to be completed ONLY if customer's Shares held in nominee name are tendered.


          Name of Beneficial Owner               Number of Shares Tendered
                     (Attach additional list if necessary)

    ____________________________________     _________________________________

    ____________________________________     __________________________________

    ____________________________________     __________________________________


    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by the Company; and
(iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the 'NASD'), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer's returning a Notice of Solicited Tenders to the Depositary.

                                  SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


 _____________________________________________________________________________
                           Signature(s) of Owner(s)

 _____________________________________________________________________________

Dated: ________________________, 1997

Name(s) _______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity (full title) _________________________________________________________

Address _______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone No. ___________________________________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

                          GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

Name of Firm __________________________________________________________________

Authorized Signature __________________________________________________________

Dated: _______________________, 1997

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an 'Eligible Institution'). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled 'Special Payment Instructions' or the box entitled 'Special Delivery Instructions' on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 6 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 6 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 6 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled 'Number of Shares Tendered.' In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the 'Special Payment Instructions' or 'Special Delivery Instructions' boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicted.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 8 of the Offer to Purchase.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and /or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown below the signature of the person(s) signing this Letter of Transmittal, then the boxes captioned 'Special Payment Instructions' and/or 'Special Delivery Instructions' on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ('TIN') on Substitute Form W-9, which is provided under 'Important Tax Information' below, or, in the case of certain foreign stockholders, a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the Purchase Price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent at the telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. The Company will pay a solicitation fee of $1.50 per Share for any Shares tendered and accepted for payment and paid for pursuant to the Offer, covered by the Letter of Transmittal which designates, in the box captioned 'Solicited Tenders,' as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the 'NASD'), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a 'Soliciting Dealer'). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be payable to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

     11. IRREGULARITIES. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such stockholder's correct TIN on Substitute Form W-9 below or in the case of certain foreign stockholders, a properly completed Form W-8. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed

Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                                PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
 SUBSTITUTE                     RIGHT AND CERTIFY BY SIGNING AND DATING         TIN ______________________________
 FORM W-9                       BELOW.                                                Social Security Number or
                                _____________________________________________   Employer Identification Number
 DEPARTMENT OF THE TREASURY     NAME (Please Print)                                             PART 2
 INTERNAL REVENUE SERVICE       _____________________________________________
                                ADDRESS                                                        AWAITING
 PAYOR'S REQUEST FOR TAXPAYER   _____________________________________________                    TIN
 IDENTIFICATION NUMBER (TIN)    CITY      STATE      ZIP CODE                                    / /
 AND CERTIFICATION

                                PART 3--CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                                (1) the number shown on this form is my correct taxpayer identification number (or a
                                TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
                                (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                SIGNATURE _______________________________________________  DATE ________________________
                                You must cross out item (2) above if you have been notified by the IRS that your are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Purchase Price made to me thereafter will be withheld until I provide a number.

Signature ______________________________________ Date: __________________ , 1997

                             The Information Agent:
                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                                 (800) 769-5414

                              The Dealer Manager:
                             LEGG MASON WOOD WALKER
                                  Incorporated

                        7 East Redwood Street, 6th Floor
                              Baltimore, MD 21202
                                 (410) 528-2231